EXHIBIT 99.2

1 Midland States Bancorp, Inc. NASDAQ: MSBI First Quarter 2019 Earnings Call

2 Forward - Looking Statements. This presentation may contain forward - looking statements within the meaning of the federal securities laws. Forward - looking statements express management’s current expectations, forecasts of future events or long - term goals, including with respect to pending acquisitions, and may be based upon beliefs, expectations and assumptions of Midland’s management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “esti mat e,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this presentation speak only as of th e date they are made, and Midland undertakes no obligation to update any statement. A number of factors, many of which are beyond th e ability of Midland to control or predict, could cause actual results to differ materially from those in its forward - looking statements. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance shou ld not be placed on such statements. Additional information concerning Midland and its respective businesses, including addition al factors that could materially affect Midland’s financial results, are included in Midland’s filings with the Securities and E xch ange Commission. Use of Non - GAAP Financial Measures. This presentation may contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non - GAAP financial measure s include “Adjusted Earnings,” “Adjusted Diluted Earnings Per Share,” “Adjusted Return on Average Assets,” “Adjusted Return on Average Shareholders’ Equity,” “Adjusted Return on Average Tangible Common Equity,” “Efficiency Ratio,” “Tangible Common Equ ity to Tangible Assets,” “Tangible Book Value Per Share” and “Return on Average Tangible Common Equity.” The Company believes tha t these non - GAAP financial measures provide both management and investors a more complete understanding of the Company’s funding profile and profitability. These non - GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Not all companies use the same calculation of these measures; therefore this presentation m ay not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non - GAAP measures are provided in the Appendix section of this presentation.

Overview of 1Q19

1Q19 Earnings	• Net income of $14.0 million • Diluted EPS of $0.57
Strong Capital Generation	• Book value per share increased 2.3% to $26.08 • Tangible book value per share (1) increased 4.0% to $17.68 • Significant increases in all capital ratios
Solid Execution on Strategic Priorities	• Prudent balance sheet management keeping NIM stable • Loan production focused on areas with attractive risk-adjusted yields • Disciplined expense management
HomeStar Acquisition	• Fill-in acquisition in our existing Kankakee, Illinois market with strong synergies • Adds attractive low-cost deposit base with excess liquidity • Expected to be ~9% accretive to EPS in 2020

Notes:
(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.

3
Midland States Bancorp, Inc.

4 1Q 2019 4Q 2018 1Q 2018 Commercial loans and leases $ 1,123 $ 1,075 $ 1,026 Commercial real estate 1,560 1,639 1,774 Construction and land development 239 232 235 Residential real estate 569 578 570 Consumer 601 613 424 Total Loans $ 4,092 $ 4,138 $ 4,029 $4,029 $4,096 $4,156 $4,138 $4,092 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Loan Portfolio Total Loans 4 • Total loans declined $45.4 million, or 1.1%, to $4.09 billion • Decline in commercial real estate partially offset by continued growth in commercial loans and leases • Equipment loan and lease financings increased $57.5 million, or 15.3%, from December 31, 2018 Loan Portfolio Mix (in millions, as of quarter - end) (in millions, as of quarter - end)

5 1Q 2019 4Q 2018 1Q 2018 Noninterest - bearing demand $ 941 $ 972 $ 1,038 Interest - bearing: Checking 969 1,002 993 Money market 802 862 840 Savings 457 442 467 Time 686 634 672 Brokered 181 162 224 Total Deposits $ 4,036 $ 4,074 $ 4,234 $4,234 $4,160 $4,143 $4,074 $4,036 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Total Deposits Total Deposits 5 • Total deposits decreased $37.9 million, or 0.9%, to $4.04 billion • Decline in deposits primarily attributable to: » Outflows of commercial deposits » Decrease in public funds Deposit Mix (in millions, as of quarter - end) (in millions, as of quarter - end)

6 $4.08 $5.32 $5.47 $5.65 $4.95 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 $3,125 $3,189 $3,218 $2,945 $3,097 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 • Total Wealth Management revenue declined 12.4% from the prior quarter • Decline attributable to higher estate fees and other one - time revenue items recorded in 4Q18 • During 1Q19, assets under administration increased $152.0 million, primarily due to market performance Wealth Management Wealth Management Revenue 6 Assets Under Administration (in millions) (in millions )

7 $2.0 $5.5 $1.7 $4.3 $2.5 $45.6 $38.2 $48.3 $45.1 $48.5 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 NII Accretion Income 0.16% 0.40% 0.10% 0.31% 0.17% 3.73% 3.69% 3.91% 3.59% 3.85% 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 NIM Accretion Income • Net interest income and margin declined due to lower accretion income • Excluding the impact of accretion income, net interest margin increased 2 bps • Average rate on new and renewed loans was 5.70% • Expected scheduled accretion income: $2.1 million in 2Q19; $8.1 million in FY 2019 (excluding impact of pending HomeStar acquisition) Net Interest Income/Margin Net Interest Margin 7 Net Interest Income (in millions) $5.9

8 Noninterest Income 8 • Noninterest income decreased 19.3% from prior quarter • Wealth management remains largest single contributor to noninterest income • Commercial FHA revenue of $3.3 million remained within projected range despite impact of government shutdown in 1Q19 Noninterest Income (in millions) $17.1 $16.5 $15.8 $18.3 $21.2 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 All Other Community Banking Revenue Residential Mortgage Commercial FHA Wealth Management Notes: (1) Represents service charges, interchange revenue, net gain (loss) on sale of investment securities, and other income (1)

9 Noninterest Expense and Operating Efficiency 9 • Efficiency Ratio (1) was 64.7% in 1Q19 vs. 65.5% in 4Q18 • Integration and acquisition related expenses » $0.2 million in 1Q19 » $0.6 million in 4Q18 • Excluding these expenses, noninterest expense decreased 8.7% on a linked - quarter basis • Decrease in noninterest expense attributable to declines in most major expense items, reflecting our focus on disciplined expense management • Quarterly run - rate for noninterest expense projected to be approximately $42 - $43 million Noninterest Expense and Efficiency Ratio (1) (Noninterest expense in millions) $45.4 $41.1 $49.5 $46.5 $50.3 $11.9 $2.2 $9.8 $0.6 $0.2 68.4% 67.8% 63.0% 65.5% 64.7% 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Total Noninterest Expense Adjustments to Noninterest Expense Efficiency Ratio Notes: (1) Represents a non - GAAP financial measure. See “Non - GAAP Reconciliation” in the appendix.

10 Asset Quality NCO / Average Loans 10 • Increase in nonperforming loans primarily attributable to the downgrade of one commercial real estate loan and one residential real estate loan • Net charge - offs for 1Q19 was 0.10% of average loans on an annualized basis • Provision for loan losses of $3.2 million in 1Q19 • ALLL/total loans of 0.56% and credit marks/total loans of 0.47% at March 31, 2019 Nonperforming Loans / Total Loans (Total Loans as of quarter - end) 0.66% 0.69% 0.93% 1.04% 1.20% 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 0.09% 0.13% 0.07% 0.21% 0.10% 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019

11 Outlook • Continued execution on protecting margin and controlling expenses resulting in solid financial performance • Low - single - digit organic loan growth expected in 2019 • Organic loan growth closely linked to core deposit growth • HomeStar acquisition will provide additional liquidity that can be utilized to profitably fund our organic loan growth 11

12 APPENDIX

13 13 Adjusted Earnings Reconciliation (dollars in thousands, except per share data) Income before income taxes - GAAP $ 18,336 $ 20,863 $ 10,933 $ 15,827 $ 3,182 Adjustments to noninterest income: Gain (loss) on sales of investment securities, net - 469 - (70) 65 Other - (1) (12) (48) 150 Total adjustments to noninterest income - 468 (12) (118) 215 Adjustments to noninterest expense: Loss on mortgage servicing rights held for sale - - 270 188 - Integration and acquisition expenses 160 553 9,559 2,019 11,884 Total adjustments to noninterest expense 160 553 9,829 2,207 11,884 Adjusted earnings pre tax 18,496 20,948 20,774 18,152 14,851 Adjusted earnings tax 4,398 4,551 5,142 3,683 4,586 Adjusted earnings - non-GAAP 14,098 16,397 15,632 14,469 10,265 Preferred stock dividends, net 34 34 35 36 36 Adjusted earnings available to common shareholders - non-GAAP $ 14,064 $ 16,363 $ 15,597 $ 14,433 $ 10,229 Adjusted diluted earnings per common share $ 0.58 $ 0.67 $ 0.64 $ 0.59 $ 0.48 Adjusted return on average assets 1.02% 1.14% 1.09% 1.03% 0.87 % Adjusted return on average shareholders' equity 9.31% 10.85% 10.45% 9.93% 8.34 % Adjusted return on average tangible common equity 13.90% 16.46% 16.02% 15.27% 11.86% 2019 2018 2018 2018 2018 March 31,  December 31,  September 30,  June 30,  March 31,  MIDLAND STATES BANCORP, INC.RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES For the Quarter Ended

14 14 Efficiency Ratio Reconciliation (dollars in thousands) Noninterest expense - GAAP $ 41,097 $ 45,375 $ 50,317 $ 46,452 $ 49,499 Loss on mortgage servicing rights held for sale - - (270) (188) - Integration and acquisition expenses (160) (553) (9,559) (2,019) (11,884) Adjusted noninterest expense $ 40,937 $ 44,822 $ 40,488 $ 44,245 $ 37,615 Net interest income - GAAP $ 45,601 $ 48,535 $ 45,081 $ 48,286 $ 38,185 Effect of tax-exempt income 543 574 585 541 394 Adjusted net interest income 46,144 49,109 45,666 48,827 38,579 Noninterest income - GAAP $ 17,075 $ 21,170 $ 18,272 $ 15,847 $ 16,502 Mortgage servicing rights impairment (recapture) 25 (1,380) 297 500 133 (Gain) loss on sales of investment securities, net - (469) - 70 (65) Other - 1 12 48 (150) Adjusted noninterest income 17,100 19,322 18,581 16,465 16,420 Adjusted total revenue $ 63,244 $ 68,431 $ 64,247 $ 65,292 $ 54,999 Efficiency ratio 64.73% 65.50% 63.02% 67.76% 68.39% 2019 2018 2018 2018 2018 March 31,  December 31,  September 30,  June 30,  March 31,  MIDLAND STATES BANCORP, INC.RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (continued) For the Quarter Ended

15 15 Tangible Common Equity to Tangible Assets Ratio and Tangible Book Value Per Share (dollars in thousands, except per share data) Shareholders' Equity to Tangible Common Equity Total shareholders' equity—GAAP $ 624,168 $ 608,525 $ 594,146 $ 592,535 $ 585,385 Adjustments: Preferred stock (2,733) (2,781) (2,829) (2,876) (2,923) Goodwill (164,673) (164,673) (164,044) (164,044) (155,674) Other intangibles (35,566) (37,376) (39,228) (41,081) (46,473) Tangible common equity $ 421,196 $ 403,695 $ 388,045 $ 384,534 $ 380,315 Total Assets to Tangible Assets: Total assets—GAAP $ 5,641,780 $ 5,637,673 $ 5,724,612 $ 5,730,600 $ 5,723,372 Adjustments: Goodwill (164,673) (164,673) (164,044) (164,044) (155,674) Other intangibles (35,566) (37,376) (39,228) (41,081) (46,473) Tangible assets $ 5,441,541 $ 5,435,624 $ 5,521,340 $ 5,525,475 $ 5,521,225 Common Shares Outstanding 23,827,438 23,751,798 23,694,637 23,664,596 23,612,430 Tangible Common Equity to Tangible Assets 7.74% 7.43% 7.03% 6.96% 6.89 % Tangible Book Value Per Share $ 17.68 $ 17.00 $ 16.38 $ 16.25 $ 16.11 Return on Average Tangible Common Equity (ROATCE) (dollars in thousands) Net income available to common shareholders $ 13,948 $ 16,302 $ 8,462 $ 12,746 $ 1,770 Average total shareholders' equity—GAAP $ 614,210 $ 599,723 $ 593,457 $ 584,653 $ 498,941 Adjustments: Preferred stock (2,759) (2,812) (2,859) (2,905) (2,952) Goodwill (164,673) (164,051) (164,044) (158,461) (118,996) Other intangibles (36,438) (38,394) (40,228) (44,098) (27,156) Average tangible common equity $ 410,340 $ 394,466 $ 386,326 $ 379,189 $ 349,837 ROATCE 13.79% 16.40% 8.69% 13.48% 2.05 % For the Quarter Ended 2019 2018 2018 2018 2018 March 31,  December 31,  September 30,  June 30,  March 31,  2019 2018 2018 2018 2018 MIDLAND STATES BANCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (continued) As of March 31,  December 31,  September 30,  June 30,  March 31,